UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     September 28, 2006
                                                  ------------------------------


        J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8
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                         (Exact name of issuing entity)


             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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           (Exact name of the depositor as specified in its charter)


           JPMorgan Chase Bank, N.A., IXIS Real Estate Capital Inc.,
                          Eurohypo AG, New York Branch
        Nomura Credit & Capital, Inc. and PNC Bank, National Association
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             (Exact name of sponsors as specified in their charters)


        Delaware                 333-130786-04               13-3789046
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(State or other          (Commission File Number    (IRS Employer Identification
 jurisdiction               of issuing entity)          No. of depositor)
of incorporation
of depositor)

            270 Park Avenue    New York, New York                 10017
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(Address of principal executive offices of depositor)          (Zip Code
                                                             of depositor)



Depositor's telephone number, including area code      (212) 834-9280
                                                   -----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            -------------

            On September 28, 2006, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, Wells Fargo Bank, N.A. and Midland Loan Services, Inc., as master servicers, J.E. Robert Company, Inc., as special servicer, and LaSalle Bank National Association, as trustee, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8 Commercial Mortgage Pass-Through Certificates, Series 2006-LDP8 (the "Certificates"). The Class A-1, Class A-2, Class A-3A, Class A-3FL, Class A-3B, Class A-4, Class A-SB, Class A-1A, Class A-M, Class A-J, Class X, Class B, Class C and Class D Certificates, having an aggregate initial principal amount of $2,832,243,000, were sold to J.P. Morgan Securities Inc., Nomura Securities International, Inc., Commerzbank Capital Markets Corp., IXIS Securities North America Inc., PNC Capital Markets LLC, Banc of America Securities LLC and Deutsche Bank Securities Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated September 22, 2006, by and among the Company and the Underwriters. In connection with the issuance and sale to the Underwriters of the Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Certificates, which legal opinion is attached to an exhibit to this report.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.
             -------------------------------------------------------------------

(c)   Exhibits

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated September 28, 2006.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated September 28, 2006 (included as part of Exhibit 5).

Exhibit 23  Consent of Cadwalader, Wickersham & Taft LLP (included as part of
            Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 28, 2006               J.P. MORGAN CHASE COMMERCIAL
                                          MORTGAGE SECURITIES CORP.



                                       By:      /s/ Charles Y. Lee
                                          --------------------------------------
                                          Name:  Charles Y. Lee
                                          Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------


Item  601(a)  of
Regulation S-K                                                   Paper (P) or
Exhibit No.               Description                            Electronic (E)
----------------          -----------                            --------------

5                         Legality Opinion of Cadwalader,             (E)
                          Wickersham & Taft LLP, dated
                          September 28, 2006.

8                         Tax Opinion of Cadwalader, Wickersham       (E)
                          & Taft LLP, dated September 28, 2006
                          (included as part of Exhibit 5).

23                        Consent of Cadwalader, Wickersham &         (E)
                          Taft LLP (included as part of Exhibit 5).